SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported) April 10, 1996


                            Ferrellgas Partners, L.P.

             (Exact name of registrant as specified in its charter)


                                    Delaware

         (State or other jurisdiction of incorporation or organization)


        1-11331                                         43-1698480

(Commission File Number)                    (I.R.S. Employer Identification No.)


                   One Liberty Plaza, Liberty, Missouri 64068

           (Address of principal executive office, including zip code)


                                 (816) 792-1600

              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

      On April 10, 1996 Ferrellgas Partners, L.P. announced that it plans to issue $125 million of Senior Secured Notes due 2006 in a private placement to qualified institutional investors under Rule 144A. Net proceeds of the offering will be contributed by Ferrellgas Partners, L.P. to its operating partnership, Ferrellgas, L.P., and will be used to repay outstanding indebtedness under Ferrellgas, L.P.'s bank credit lines.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements of businesses acquired.

                  Not applicable.

         (b)      Pro forma financial information.

                  Not applicable.

         (c)      Exhibits.

         The Exhibit listed in the Index to Exhibits is filed as part of this Current Report on Form 8-K.







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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    FERRELLGAS PARTNERS, L.P.

                                    By:      FERRELLGAS, INC. (General Partner)

                                    By:      /s/ Danley K. Sheldon
                                            ------------------------------------
                                                 Danley K. Sheldon
                                                 Senior Vice President and Chief
                                                 Financial Officer
                                                 (Principal Financial and
                                                 Accounting Officer)



Date:  April 10, 1996


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                                  EXHIBIT INDEX


      Exhibit No.                 Description of Exhibit
         99                       Text  of  press  release  issued  by
                                  Ferrellgas Partners, L.P. on
                                  April 10, 1996